Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1.       I have reviewed this report, filed on behalf of Scudder
         Limited-Duration Plus Portfolio (formerly PreservationPlus Income Portfolio), a series of Scudder Investment Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 8, 2005               /s/Vincent J. Esposito
                               Vincent J. Esposito
                               President
                               Scudder Limited-Duration Plus Portfolio (formerly
                               PreservationPlus Income Portfolio), a series of
                               Scudder Investment Portfolios

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1.       I have reviewed this report, filed on behalf of Scudder
         Limited-Duration Plus Portfolio (formerly PreservationPlus Income Portfolio), a series of Scudder Investment Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 8, 2005               /s/Paul Schubert
                               Paul Schubert
                               Chief Financial Officer and Treasurer
                               Scudder Limited-Duration Plus Portfolio (formerly
                               PreservationPlus Income Portfolio), a series of
                               Scudder Investment Portfolios